UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 28, 2009

(Date of Report)

October 13, 2008

(Date of earliest event reported)

INTERNATIONAL PAPER COMPANY

(Exact name of registrant as specified in its charter)

NEW YORK	1-3157	13-0872805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Poplar Avenue

Memphis, Tennessee 38197

(Address and zip code of principal executive offices)

(901) 419-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

International Paper Company is filing this amendment to its Current Report on Form 8-K, as filed with the Securities and Exchange Commission on October 17, 2008 (the “Prior Report”), to refile Exhibit 10.1 to correct a typographical error. In each of the five instances where the phrase “2 years” appeared in Section 5(d)(ii) and Section 5(d)(iii) of the agreement, the phrase “3 years” should have been used. Other than correcting this typographical error, all other information included in the Prior Report is unchanged.

Item 9.01.     Financial Statements and Exhibits.

Item 9.01(d) of the Prior Report is amended by deleting Exhibit 10.1 in its entirety and replacing it with Exhibit 10.1 attached hereto.

(d)	Exhibits

Exhibit 10.1     Form of Change of Control Agreement – Tier I.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY
(Registrant)

By:	/s/ Maura Abeln Smith
	Name:	Maura Abeln Smith
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: January 28, 2009

Exhibit Index

Exhibit 10.1     Form of Change of Control Agreement – Tier I.